EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of RedRoller Holdings, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2008, as filed with the Securities and Exchange Commission on August 14, 2008 (the “Report”), I, C. Andrew Brooks, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	C. Andrew Brooks
C. Andrew Brooks
Executive Vice President, Treasurer and Assistant Secretary (principal financial and accounting officer)

August 19, 2008